ING PARTNERS, INC.

ING Solution Aggressive Growth Portfolio

ING Solution Conservative Portfolio

ING Solution Growth Portfolio

ING Solution Income Portfolio

ING Solution Moderate Portfolio

ING Solution 2015 Portfolio

ING Solution 2025 Portfolio

ING Solution 2035 Portfolio

ING Solution 2045 Portfolio

ING Solution 2055 Portfolio

 (each a “Portfolio” and collectively the “Portfolios”)

Supplement dated September 30, 2011

to the Portfolios’ Adviser Class (“Class ADV”) and Service Class (“Class S”) Prospectus,

Initial Class (“Class I”) Prospectus, Service 2 Class (“Class S2”) Prospectus,

and Class T Prospectus (each a “Prospectus” and collectively “Prospectuses”)

each dated April 29, 2011.

Effective September 30, 2011, the section entitled “Key Information about the Underlying Funds” of each Portfolio’s Prospectuses is amended to include the following paragraphs:

Underlying Fund: ING Emerging Markets Equity Fund

Investment Adviser: ING Investments, LLC

Sub-Advisers: Delaware Management Company and J.P. Morgan Investment Management Inc.

Investment Objective: Long-term capital appreciation.

Main Investments: The fund invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of issuers in emerging markets. Equity securities may include common stock, preferred stock, convertible securities, depositary receipts, participatory notes, trust or partnership interests, warrants and rights to buy common stock, and privately placed securities. The fund may also invest in real estate investment trusts and non-investment grade bonds (high-yield or “junk bonds”). The fund may invest in derivatives, including but not limited to, futures, options, swaps, and forwards. The fund may invest in securities denominated in U.S. dollars, major reserve currencies, and currencies of other countries in which it can invest. The fund typically maintains full currency exposure to those markets in which it invests. However, the fund may from time to time hedge a portion of its foreign currency exposure into the U.S. dollar. The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder. The fund may also lend portfolio securities on a short-term or long-term basis, up to 331/3% of its total assets.

Main Risks: Company, convertible securities, currency, derivative instruments, foreign investments/developing and emerging markets, high-yield securities, interest rate, investment model, liquidity, market, market capitalization, other investment companies, real estate companies and real estate investment trusts, and securities lending.

Underlying Fund: ING Mid Cap Value Fund

Investment Adviser: ING Investments, LLC

Sub-Advisers: RBC Global Asset Management (U.S.) Inc. and Wellington Management Company, LLP

Investment Objective: Long-term capital appreciation.

Main Investments: The fund invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of mid-capitalization companies. The sub-advisers define mid-capitalization companies as those companies with market capitalizations that fall within the collective range of companies within the Russell Midcap® Index and the Standard and Poor’s MidCap 400 Index at the time of purchase. Capitalization of companies in these indices will change with market conditions. As of June 30, 2011, this range was approximately $660.9 million to $17.9 billion. The fund focuses on securities that the sub-advisers believe are undervalued in the marketplace. The fund expects to invest primarily in securities of U.S.-based companies, but may also invest in securities of non-U.S. companies, including companies located in countries with emerging securities markets. The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The fund also may lend portfolio securities on a short-term or long-term basis, up to 331/3% of its assets.

Main Risks: Company, currency, foreign investments/developing and emerging markets, investment model, liquidity, market, market capitalization, mid-capitalization company, other investment companies, securities lending, and value investing.

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